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                                                                    Exhibit 10.4

                 FORM OF PROSPECTIVE INVESTOR REFERRAL AGREEMENT

                              ADVISORS REIT I, INC.
                             a Maryland corporation,
                          Suite 230, 8301 E. 21st North
                              Wichita, Kansas 67206

__________________, 2005


Ladies and Gentlemen:

     This Prospective Investor Referral Agreement (the "Agreement") is by and between _______________________________ (the "RIA"), and Advisors REIT I, Inc.,
a Maryland corporation (the "Company"). The Company is directly offering for sale up to 2,500,000 shares of common stock of the Company (the "Shares") and has entered into this Agreement to define the relationship between the Company and the RIA with regards to the potential offer and purchase of the Shares by Prospective Investors (as hereafter defined) who are currently clients of the RIA.

     The terms of the offering (the "Offering") are set forth in the Company's Prospectus dated ____________, 2005 (with all exhibits, appendices, addenda and supplements thereto, collectively referred to as the "Prospectus") included in that certain Form S-11 Registration Statement as filed by the Company with the Securities and Exchange Commission (the "Registration Statement"). The Offering may be made available to the RIA's clients (the "Prospective Investors") subject to the Prospective Investor's satisfaction of all of the terms and conditions of the Offering and provided also that (i) the RIA does not charge any Prospective Investors a commission or receive any other form of compensation solely because their Prospective Investors purchase the Shares ("Commission"), it being understood that such prohibition shall not apply to any investment advisory fee that the RIA would be lawfully entitled to receive in the ordinary course of providing investment advisory or management services for the Prospective Investors; (ii) the Prospective Investor satisfies the "Suitability Standards" set forth in the Prospectus; (iii) the Company may lawfully offer the Shares in the state where the Prospective Investor resides; and (iv) the Offering has not been fully subscribed or otherwise terminated.

     It is understood that a minimum investment of 1,000 shares ($10,000) is required and that additional shares may be purchased in 25 share increments. It is also acknowledged that the Shares are being offered to the public on a "best efforts" basis (which means that no one is guarantying that any minimum amount

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will be sold) exclusively by the Company, and not through any underwriter or participating broker-dealers.

     No shares will be sold until subscriptions totaling at least 1,000,000 shares ($10 million) have been obtained no later than August 31, 2005 (the "Offering Termination Date") unless extended by the Company. If the minimum is sold, the Company may, in its sole discretion, and without prior notice to the RIA or its Prospective Investors, elect to extend the Offering to a date no later than March 31, 2006 in states that permit extension. If the minimum amount has not been received and accepted by December 31, 2005, no Shares will be sold and the Offering will be terminated in accordance with the term of the Prospectus.

1.   The RIA hereby agrees, represents and/or warrants:

     (a) That the RIA (i) is qualified and duly registered to act as a registered investment advisor within all states in which the Company will be requested to offer or sell the Shares to the RIA's Prospective Investors, and
(ii) will maintain all such registrations and qualifications in good standing for the duration of the Offering.

     (b) That the RIA shall not directly or indirectly charge or seek any commission or other compensation to/from any Prospective Investor or his/her account by reason of the Prospective Investor's purchase of the Shares nor will the RIA pay any compensation, including any commission or referral fee to anyone by virtue of such investment by any Prospective Investor.

     (c) That the RIA acknowledges that the Shares are available only to persons who are account holders with National Financial Services, LLC or Fidelity Brokerage Services, LLC.

     (d) That with regard to the Offering, the RIA will act only as an investment advisor to Prospective Investors, and not as an agent or employee of the Company (or its affiliates).

     (e) That the RIA acknowledges that Prospective Investors may only purchase the Shares pursuant to the subscription agreement in the form attached to the Prospectus (the "Subscription Agreement") and in accordance with the terms of the Prospectus. The RIA hereby agrees to diligently make inquiries as required by this Agreement, as set forth in the Prospectus, and as required by all applicable laws regarding all Prospective Investors in order to ascertain whether a purchase of the Shares is suitable for each such Prospective Investor. Further, while the Offering does not contemplate any funds being received by the RIA, if in fact any funds are received by the RIA with respect to any Subscription Agreement, such funds shall be transmitted to National Financial Services, LLC by no later than 12:00 p.m. (noon) on the next business day following receipt

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thereof. No Subscription Agreement shall be effective unless and until accepted by the Company in its sole discretion.

     (f) That the RIA acknowledges that no telephonic subscriptions will be allowed.

     (g) That no Subscription Agreement will be honored unless the Prospective Investor has executed our Subscription Agreement and either already has open or must first open and fund an account with National Financial Services, LLC, an affiliate of Fidelity Brokerage Services, LLC, with funds sufficient to pay the full subscription price for the Shares subscribed for. The RIA acknowledges that we will be relying on the information provided by each Prospective Investor, including information regarding that Prospective Investor's net worth and other pertinent information. The RIA acknowledges that any subscription may be rejected by us in whole or in part, regardless of whether the subscriber meets the minimum suitability standards. In addition to the Subscription Agreement and Fidelity's standard customer account documents, the RIA acknowledges that each Prospective Investor will also need to execute Fidelity's Alternative Investment Addendum and Custody Agreement as well as pay $250.00 to cover a one time alternative investment set up charge. The RIA acknowledges that if the shares will be held in an IRA, then the Prospective Investor will also be required to execute Fidelity's Request for Alternative Investment Subscription Agreement. The Company will accept or reject each subscription by no later than August 31, 2005 unless we achieve the minimum offering prior to that date.

     (h) Not to execute any sale of the Shares in an account over which the RIA has discretionary authority to make investments without obtaining prior written approval of the transaction by the owner of the account as evidenced by the Prospective Investor's execution of the Subscription Agreement.

     (i) To retain in the RIA's records and make available to the Company for a period of at least six (6) years following the Offering's termination date, information establishing that each Prospective Investor who purchases the Shares pursuant to a Subscription Agreement is within the permitted class of Prospective Investors under the requirements of the jurisdiction in which such purchaser is a resident and the suitability standards set forth in the Prospectus and the Subscription Agreement.

     (j) That all persons who are referred to the Company by the RIA will be strictly subject to confirmation and acceptance thereof by the Company exercised in its sole discretion. The Company reserves the right in its sole and absolute discretion to reject any such subscription and to accept or reject subscriptions in the order of their receipt by the Company or otherwise.

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     (k)  That the RIA acknowledges that neither the RIA nor any other person is authorized to give any information or make any representation other than those contained in the Prospectus or in any supplemental sales literature furnished by the Company for use in advising Prospective Investors regarding the advisability of purchasing the Shares.

     (l) That the RIA will reasonably assist its Prospective Investors and the Company in correctly filling out all investment documents, including the Subscription Agreement and Fidelity's standard customer account documents, all of which the RIA acknowledges, must be completed in full in order for the Subscription Agreement to be processed. At a minimum, this duty of the RIA shall include providing Prospective Investor information in an electronic format acceptable to the Company, National Financial Services, LLC and American Stock Transfer & Trust Company, Inc. The RIA acknowledges and agrees that no Shares will be sold to any Prospective Investor unless and until the RIA has executed
Section 5 of the Subscription Agreement. Each subscription will be accepted or rejected by the Company by no later than August 31, 2005, and thereafter assuming the Minimum offering has been raised, within 30 days after its receipt, and no sale of shares will be completed until at least five business days after the date on which the subscriber receives a copy of the Prospectus. The RIA acknowledges that all Subscribers are encouraged to read the Prospectus in its entirety.

     (m) That in recommending to a Prospective Investor the purchase of the Shares, the RIA will:

          (i) Have reasonable grounds to believe, on the basis of information obtained from the Prospective Investor concerning his/her investment objectives, other investments, financial situation and needs, and any other information known by the RIA, that:

               (a) The Prospective Investor meets the investor suitability standards set forth in the Prospectus;

               (b) The Prospective Investor is or will be in a financial position appropriate to enable him to realize to a significant extent the benefits described in the Prospectus;

               (c) The Prospective Investor has a fair market net worth sufficient to sustain the risks inherent in the investment, including loss of investment and lack of liquidity; and

               (d) The investment is otherwise suitable for the Prospective Investor, and

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          (ii) Maintain in its files for not less than six (6) years following the Offering Termination Date, information describing the basis upon which the determination of suitability was reached as to each Prospective Investor.

     (n) That, prior to recommending a subscription for the Shares, the RIA will inform the Prospective Investor of all pertinent facts relating to the illiquidity and lack of marketability of the Shares, as appropriate, during the term of the investment.

     (o) To hereby undertake and agree to comply with all obligations applicable to the RIA under all applicable laws, rules and regulations, including those set forth by the NASD.

3. That the Company shall have full authority to take such action as it may deem advisable with respect to all matters pertaining to the Offering. The Company shall be under no liability to the RIA except for lack of good faith and for obligations expressly assumed by it in this Agreement. Nothing contained in this Section is intended to operate as, and the provisions of this Section shall not constitute, a waiver by the RIA of compliance with any provision of the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act, other applicable federal securities laws, applicable state securities laws, the rules and regulations promulgated thereunder and the rules of the NASD.

4. The Company will provide the RIA with such number of copies of the Prospectus, and such number of copies of amendments and supplements thereto as the RIA may reasonably request. The Company may provide the RIA with certain supplemental sales material to be used by the RIA in connection with the solicitation of purchasers of the Shares. Only approved sales material may be used. As of the date of this Agreement, the Company anticipates that the following sales material will be authorized for use in connection with this
Offering: (i) a brochure titled "ADVISORS REIT I, Inc. a Pillar of Strength in your Investment Portfolio"; (ii) a cover letter transmitting the prospectus; and
(iii) a PowerPoint(R) presentation describing real estate investment in general, and the Company, specifically. In the event the RIA elects to use such supplemental sales material, the RIA agree that such material shall not be used only if accompanied or preceded by the Prospectus, as it may be amended or supplemented in the future.

5. This Agreement may be terminated by the Company at any time upon written notice to the RIA.

6. In counseling Prospective Investors regarding the possible acquisition of the Shares, the RIA agrees to comply with any applicable requirements of the Securities Act, the Exchange Act, other applicable federal securities laws, applicable state securities laws, the rules and regulations promulgated thereunder and the rules of the NASD and, in particular, the RIA agrees that the

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RIA will not give any information or make any representations other than those contained in the Prospectus and in any supplemental sales literature furnished to the RIA by the Company.

7. It is understood and agreed that under no circumstances will the RIA engage in any activities hereunder in any state other than those for which the RIA is duly licensed and for which permission has been granted by the Company to the RIA, as evidenced by written acknowledgment by the Company that such state has been cleared for offer and sale activity.

8. The Company shall not be under any liability for, or in respect of the value or validity of the Subscription Agreements, the Shares, or the performance by any one of any agreement on its part, or for, or in respect of any matter connected with, this Agreement, except for lack of good faith by the Company, and for obligations expressly assumed by the Company herein.

9. The RIA agrees to indemnify the Company, its officers, directors, employees, independent contractors and agents to the extent the Company, its officers, directors, employees, independent contractors and/or agents, or any of them, incur any loss, costs, expense, liability, fine or other economic damage, joint or several, by reason of the breach of any term, condition, representation, warranty or agreement by the RIA or any of its officers, directors, agents or employees.

10. The Company shall indemnify the RIA, its officers, directors, employees, independent contractors and agents to the extent and the RIA, its officers, directors, employees, independent contractors and/or agents, or any of them, incur any loss, costs, expense, liability, fine or other economic damage, joint or several, to which they may become subject under the Securities Act or any other statute or at common law and to reimburse the persons indemnified as above for any legal and other expenses (including the cost of any investigation and preparation) incurred by them in connection with any litigation, whether or not resulting in any liability, but only in so far as such losses, claims, damages, liabilities and litigation arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereto or any application or other document filed in order to qualify the Shares under the Blue Sky or securities laws of the states where filings were made, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, all as of the date when the Registration Statement or such amendment, as the case may be, becomes effective, or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (as amended or supplemented if the Company shall have filed with the Commission any amendments thereof or supplements thereto), or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they

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were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to the RIA or any person controlling RIA in respect of any such losses, claims, damages, liabilities or actions arising out of or based upon any such omission or alleged omission, if such statement or omission was made in reliance upon information peculiarly within the knowledge of the RIA and furnished in writing to the Company by the RIA specifically for use in connection with the preparation of the Registration Statement and Prospectus or any such amendment or supplement thereto.

11. All representations, warranties, covenants and agreements of the RIA contained herein shall survive the delivery, execution and closing of the Offering.

12. This Agreement will be governed by, subject to and construed in accordance with the laws of the State of Kansas. This Agreement constitutes the entire understanding between the parties hereto and supersedes any prior understandings or written or oral agreements between them respecting the subject matter hereof.

13. Any notice from the Company to the RIA shall be deemed to have been fully given if mailed or sent to the RIA by facsimile at the address set forth below:

Address:    _____________________________
            _____________________________
            _____________________________
Phone:      _____________________________
Facsimile:  _____________________________


14. The undersigned confirm by their signatures that they (i) have not and will not charge any Commission as such term is defined herein by virtue of any Prospective Investor's purchase of the Shares; (ii) shall only recommend the purchase of Shares to Prospective Investors that the RIA has reasonable grounds to believe are in compliance in the terms and requirements of this Agreement and the Prospectus (iii) if and as requested, agree to discuss the Prospective Investor's prospective purchase of Shares with the Prospective Investor; (iv) will advise the Prospective Investor of all pertinent facts with regard to the lack of liquidity and marketability of the Shares; (v) will deliver, or cause to be delivered, a current Prospectus and related supplements, if any, to each Prospective Investor; and (vi) have reasonable grounds to believe that the purchase of Shares is a suitable investment for each Prospective Investor, that each Prospective Investor meets the suitability standards applicable to that Prospective Investor set forth in the Prospectus and related supplements, if any, and to ensure that the Prospective Investor is in a financial position to enable the Prospective Investor to realize the benefits of the proposed investment and to suffer any loss that may also occur from their investment.

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15.  Except as otherwise provided herein, all expenses incurred by the RIA in the performance of its obligations hereunder, including, but not limited to, expenses related to the Offering and any attorneys' fees, shall be at the RIA's sole cost and expense, and the foregoing shall apply notwithstanding the fact that the Offering is not consummated for any reason.

     Please accept and agree to this Prospective Investor Referral Agreement on the foregoing terms and conditions by signing below and returning a copy of this Agreement to us.

                                       Very truly yours,

                                           ADVISORS REIT I, INC.

          By:
                 -----------------------------------

          Name:
                 -----------------------------------

          Title:
                 -----------------------------------


ADVISORS REIT I, Inc.
Suite 230, 8301 E. 21st North
Wichita, Kansas  67206
Telephone: (316) 682-9398

     Re:  ADVISORS REIT I, Inc.
          Offering of Shares of Common Stock

Gentlemen:

     The undersigned agrees to the terms and conditions of this Agreement. The undersigned confirms that it is duly licensed as a Registered Investment Advisor and that it is qualified under federal law and the laws of the states in which referrals are to be made by the undersigned.

Dated:________________, 2005


----------------------------------------
(Print Name of Firm)


By:
     -----------------------------------
(Authorized Representative)

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